                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

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                                   FORM 8-K

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                                CURRENT REPORT

                            Pursuant to Section 13

                          or 15(d) of the Securities

                             Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2004

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Santander BanCorp
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(Exact name of registrant as specified in this charter)

Puerto Rico	001-15849	66-0573723
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(State or other jurisdiction of	(Commission File No.)	(IRS Employer
incorporation)		Identification No.)

207 Ponce de León Avenue, San Juan, Puerto Rico 00917
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(Address of principal executive offices) (Zip Code)

Registrant=s telephone number, including area code: (787) 759-7070
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Item 5. Other Events and Regulation FD Disclosure

On April 21, 2004, Santander BanCorp (the "Corporation") issued a press release announcing its unaudited operational results for the quarter ended March 31, 2004, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. This information is furnished under both, Item 5. Other Events and Regulation FD Disclosure and Item 12. Results of Operations and Financial Condition. The information in this Form 8-K, including Item 12 and Exhibit 99.1, shall be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 7. Financial Statements and Exhibits

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibit 99.1 Press release dated April 21, 2004, announcing the Corporation's consolidated earnings for the quarter ended March 31, 2004.

ITEM 12. Results of Operations and Financial Condition.

On April 21, 2004, the Corporation issued a press release announcing its unaudited operational results for the quarter ended March 31, 2004, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. This information is furnished under both, Item 5. Other Events and Regulation FD Disclosure and Item 12. Results of Operations and Financial Condition. The information in this Form 8-K, including this Item 12 and Exhibit 99.1, shall be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.
SANTANDER BANCORP

By: /s/ María Calero Padrón
María Calero Padrón
Executive Vice President
and Corporate Comptroller

Date: April 22, 2004

EXHIBIT 99.1

PRESS RELEASE